EXHIBIT 32.1

         The following certification is provided by the undersigned President and Principal Executive Officer of UnionBancorp, Inc. on the basis of such officer's knowledge and belief for the sole purpose of complying with 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

                                  CERTIFICATION
                                  -------------

         In connection with the Quarterly Report of UnionBancorp, Inc. (the "Company") on Form 10-Q for the period ended June 30, 2005 as filed with the Securities and Exchange Commission on August 11, 2005 (the "Report"), I, Scott
A. Yeoman, President and Principal Executive Officer of the Company, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         (1) The Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934, as amended; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                    By: /s/ SCOTT A. YEOMAN
                                        -------------------------------------
                                        Name:   Scott A. Yeoman
                                        Title:  President and
                                                Principal Executive Officer
                                        Date:   August 11, 2005

                                      33.